SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date Of Report:  April 23, 2003
                 Date of earliest event reported: April 23, 2003


                             HARLEYSVILLE GROUP INC.
              (Exact name of registrant as specified in its charter)


     Delaware                         0-14697         51-0241172
(State or other jurisdiction         (Commission     (IRS Employer
of incorporation)                    File  Number)   Identification No.)


355 Maple Avenue, Harleysville, Pennsylvania           19438
(Address of principal executive offices)             (Zip Code)


                                 (215) 256-5000
               Registrant's telephone number, including area code


                                       N/A
         (Former name or former address, if changed since last report.)


Item 7(c).   Exhibits

Exhibit 99.1  -  Press Release of Harleysville Group Inc. dated April 23,
2003.

Item 9. Information provided pursuant to Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition)

The information required by Item 12 is being provided under Item 9 pursuant to SEC interim filing guidance provided in SEC Release No. 33-8216.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition." The information in this 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
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On April 23, 2003, Harleysville Group Inc. issued a press release reporting financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HARLEYSVILLE  GROUP  INC.
                                   Registrant




                                   /s/Mark  R.  Cummins
April  23,  2003                  -----------------------------
                                  Mark R. Cummins
                                  Executive Vice President,
                                  Chief Investment Officer &
                                  Treasurer



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                                  EXHBIT INDEX

Exhibit No.          Description

99.1 Press Release of Harleysville Group Inc. dated April 23, 2003, reporting Harleysville Group's financial results for the first quarter of 2003.